UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 16, 2010

(Date of earliest event reported)

American National Bankshares Inc.

(Exact name of registrant as specified in its charter)

Virginia	0-12820	54-1284688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

628 Main Street

Danville, Virginia 24541

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (434) 792-5111

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 16, 2010, American National Bankshares Inc. (“ANB”) and MidCarolina Financial Corporation (“MFC”) issued a joint press release announcing that they have entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) pursuant to which MFC will merge with and into ANB.

A copy of the press release issued jointly by ANB and MFC announcing the execution of the Merger Agreement is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued jointly by American National Bankshares Inc. and MidCarolina Financial Corporation on December 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN NATIONAL BANKSHARES INC.

By:	/s/ William W. Traynham
William W. Traynham
Senior Vice President and Chief Financial Officer

Date: December 16, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued jointly by American National Bankshares Inc. and MidCarolina Financial Corporation on December 16, 2010.